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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                    FORM 8-K




                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):   December 18, 2002
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                             SALON MEDIA GROUP, INC.
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             (Exact name of registrant as specified in its charter)




        Delaware                    0-26395                    94-3228750
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(State or other jurisdiction      (Commission                 (IRS Employer
    of incorporation)             File Number)              Identification No.)




              22 Fourth Street, 16th Floor, San Francisco, CA 94103
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               (Address of principal executive offices) (Zip Code)




Registrant's telephone number, including area code:   (415) 645-9200
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          (Former name or former address, if changed since last report)



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
ITEM 5.  OTHER EVENTS

On December 18, 2002, Salon Media Group, Inc. (the "Registrant" or the "Company") sold and issued a convertible promissory note ("Note") and warrants ("Warrants") in a financing transaction in which it raised gross proceeds of approximately $200,000 (the "Financing"). The terms of the Financing are set forth in the Note and Warrant Purchase Agreement (the "Agreement") entered into between the Company and an investor (the "Investor") Shea Ventures LLC. The Note may be convertible at a future date into equity securities of the Company at a conversion price to be determined. The Warrants grant the holders thereof the right to purchase an aggregate of approximately 300,000 shares of the Company's common stock at an exercise price of $0.0575 per share. The Company will use the capital raised for working capital and other general corporate purposes.

The Note automatically converts upon the closing of the Company's first sale of its preferred or common stock following the date hereof with aggregate gross proceeds to the Company of at least $2,000,000 (including the conversion of the outstanding principal of all Notes and other converted indebtedness of the Company)(a "Subsequent Financing"), and, if no Subsequent Financing shall have occurred by the close of business on September 30, 2003, then the Note shall automatically convert into shares of the Company's common stock. In the event of an automatic conversion of the Note upon a Subsequent Financing, the number of shares of preferred or common stock to be issued upon conversion of this and other notes shall equal the aggregate amount of the Note obligation divided by the price per share of the securities issued and sold in the Subsequent Financing. In the event of an automatic Note conversion into common stock absent a Subsequent Financing, the number of shares of the Common Stock to be issued upon conversion of Notes shall equal the aggregate amount of the Note obligations divided by the average closing price of the Company's common stock over the sixty (60) trading days ending on September 30, 2003, as reported on such market(s) and/or exchange(s) where the common stock has traded during such sixty trading days.

In connection with the Financing, the Company granted the Investors a security interest in the Company's assets, subject to the rights of any Senior Indebtedness (as such term is defined in the Agreement).

Neither the Note, Warrants, nor the shares of common stock underlying the Warrants have been registered for sale under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration under such act or an applicable exemption from registration requirements.

The foregoing description is qualified in its entirety by reference to the Note and Warrant Purchase Agreement, Form of Convertible Promissory Note and Form of Common Stock Purchase Warrant, copies of which are filed herewith as Exhibits 4.2.14, 4.2.15, and 4.2.16 respectively, and each of which are incorporated herein by reference.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)  Exhibits


              EXHIBIT NO.           DESCRIPTION
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                4.2.14              Note and Warrant Purchase Agreement,
                                    dated as of December 18, 2002

                4.2.15 Form of Convertible Promissory Note, dated December 18, 2002 issued by Salon Media Group, Inc.

                4.2.16 Form of Common Stock Purchase Warrant dated December 18, 2002 issued by Salon Media Group, Inc.





SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SALON MEDIA GROUP, INC.

Dated: 12/30/02                       /s/ Robert O'Callahan
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                                      Robert O'Callahan, Chief Financial Officer





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